                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement        [ ] Confidential, for use of the
                                               Commission only (as permitted by
                                               Rule 14a-6(e)(2)

    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           HARBOR GLOBAL COMPANY LTD.
                           ---------------------------
                (Name of Registrant as Specified in Its Charter)

          ------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

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    (4) Date Filed:

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

[LOGO] HARBOR GLOBAL
 COMPANY LTD

                          HARBOR GLOBAL COMPANY LTD.
                         One Faneuil Hall Marketplace
                          Boston, Massachusetts 02109

                             September [17], 2001

                               -----------------

               Notice of Annual General Meeting of Shareholders
                      to be Held Friday, October 19, 2001

                               -----------------

To our shareholders:

   You are cordially invited to attend the Annual General Meeting of Shareholders (the "Annual Meeting") of Harbor Global Company Ltd. (the "Company" or "Harbor Global") on Friday, October 19, 2001, at 10:00 a.m., Bermuda time, at Conyers Dill & Pearman, Richmond House--Conference Suites--2nd floor, 12 Par-la-Ville Road, Hamilton HM 08, Bermuda, for the following purposes, which are more fully described in the accompanying Proxy Statement:

      1. To set the size of the Board of Directors at four;

      2. To elect one Director for a four-year term expiring at the 2005 annual general meeting or until his successor has been duly elected and qualified;

      3. To approve the remuneration of Directors;

      4. To appoint Deloitte & Touche LLP as independent auditor for the Company and to delegate to our Audit Committee the authority to fix the independent auditor's fee for the fiscal year ending December 31, 2001; and

      5. To transact any and all other business that may properly come before the Annual Meeting or any adjournment thereof.

   Shareholders of record at the close of business on August 31, 2001 will be entitled to vote at the Annual Meeting, whether in person or by proxy.

   It is important that a majority of the outstanding shares be represented at the Annual Meeting in person or by proxy. Therefore, regardless of the number of shares you own, you are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided so that you will be represented, whether or not you expect to attend in person. If you attend the Annual Meeting, you may vote in person if you desire to do so, even if you have returned a proxy card.

                                          By order of the Board of Directors,


                                          John H. Valentine
                                          Chairman of the Board

                                PROXY STATEMENT

                    ANNUAL GENERAL MEETING OF SHAREHOLDERS

                    TO BE HELD ON FRIDAY, OCTOBER 19, 2001

   We are furnishing this proxy statement to shareholders of record of the Company in connection with the solicitation of proxies for use at the Annual Meeting to be held on Friday, October 19, 2001, at 10:00 a.m., Bermuda time, at Conyers Dill & Pearman, Richmond House--Conference Suites--2nd floor, 12 Par-la-Ville Road, Hamilton HM 08, Bermuda, and at any adjournments thereof, for the purposes set forth in the foregoing Notice of Annual General Meeting of Shareholders. The Notice of Annual Meeting of Shareholders, this proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about September [17], 2001.

Voting Securities, Quorum and Vote Required

   Only holders of record of our common shares, par value $.0025 per share, of the Company (the "Common Shares") as of the close of business on August 31, 2001 (the "Record Date"), are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 5,643,311 Common Shares outstanding, constituting all of the outstanding voting securities of the Company. Shareholders are entitled to one vote for each Common Share held as of the Record Date.

   A quorum of shareholders is necessary to hold a valid annual general meeting. A quorum will exist at the Annual Meeting if the holders of record as of the Record Date of a majority of the Common Shares outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. Shares held as of the Record Date by holders who are present in person or represented by proxy at the Annual Meeting, but who have abstained from voting or not voted with respect to some or all of such shares on any proposal to be voted on at the Annual Meeting, and shares represented by broker "non-votes" will be counted as present for purposes of establishing a quorum.

   Approval of each of the proposals presented to the shareholders at the Annual Meeting requires the affirmative vote of a majority of the votes cast by the shareholders present in person or represented by proxy at the Annual Meeting. Shares represented by proxies which are marked "ABSTAIN" with regard to Proposals Nos. 1, 3 or 4, shares represented by proxies which are marked "WITHHELD" with regard to Proposal No. 2 and shares represented by broker "non-votes" will not be considered votes cast and thus, will have no effect on the outcome of the vote as to any proposal.

Proxies

  Voting Your Proxy

   You may vote in person at the Annual Meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

   If you sign and return your proxy card to us in time for it to be voted at the Annual Meeting, Stephen G. Kasnet or Donald H. Hunter, each of whom is an executive officer of the Company, will vote your shares as you have directed on the proxy card. If you sign and timely return your proxy card but do not indicate how your shares are to be voted with respect to any of the proposals to be voted on at the Annual Meeting, your shares will be voted FOR such proposal(s).

   The Board of Directors knows of no matters, other than Proposals Nos. 1, 2, 3 and 4 as set forth in the accompanying Notice of Annual General Meeting of Shareholders, to be presented at the Annual Meeting. If any other matter is properly presented at the Annual Meeting upon which a vote may properly be taken, shares represented by duly executed and timely returned proxy cards will be voted on any such matter in accordance with the judgment of the named proxies.

  How to Vote by Proxy

   You may vote by proxy by completing, signing, dating and returning your proxy card in the enclosed envelope. If you hold your shares through a broker or other custodian, you should check the voting form used by that firm to see if it offers telephone or Internet voting.

  Revoking Your Proxy

   You may revoke your proxy before it is voted at the Annual Meeting by:

  .  sending in a new proxy with a later date;

  . notifying the Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or

  .  voting in person at the Annual Meeting.

  Voting in Person

   If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a proxy from your nominee authorizing you to vote your "street name" shares held as of the Record Date.

Proxy Solicitation

   This solicitation is made on behalf of our Board of Directors, and we will bear the costs of the solicitation. Proxies may be solicited by telephone, telegraph, fax or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. We will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to shareholders.

                                PROPOSAL NO. 1

              SETTING THE SIZE OF THE BOARD OF DIRECTORS AT FOUR

   Pursuant to the Company's Bye-laws (the "Bye-laws"), three Directors were appointed at the Company's statutory meeting. These initial Directors will hold office until the annual general meeting immediately following the fifth anniversary of the date of the distribution by The Pioneer Group, Inc. ("Pioneer") of all shares of the Company, which occurred on October 24, 2000 (the "Spin-off"). The Bye-laws provide that the number of Directors shall be fixed from time to time by a majority of the Company's shareholders. The Board of Directors proposes that the shareholders vote to set the size of the Board of Directors at four.

   The Board of Directors recommends a vote FOR Proposal No. 1 to set the size of the Board of Directors at four.

                                PROPOSAL NO. 2

                             ELECTION OF DIRECTOR

   The Board of Directors proposes that, provided the shareholders vote to set the size of the Board of Directors at four, the shareholders elect John F. Cogan, Jr. as the fourth Director to be elected to hold office for a four-year term expiring at the 2005 annual general meeting or until his successor has been duly elected and qualified.

   If the nominee is unable to serve or will not serve as a Director, proxy shares will be voted for the election of such substitute nominee as the Board of Directors may designate. The nominee for election has agreed to serve if elected, and the Board of Directors has no reason to believe that he will be unavailable to serve.

Nominee for Election to the Board of Directors

John F. Cogan, Jr. JOHN F. COGAN, JR. is Deputy Chairman and Director of Pioneer Global
Age 75             Asset Management S.p.A. He also is Chairman of the Board and a Director of
                   Pioneer Investment Management USA Inc., and a Director of Pioneer
                   Investment Management, Inc. and Pioneer Alternative Investments Limited.
                   Mr. Cogan has been a Director of Pioneer First Investment Fund and of
                   Pioneer First Russia, Inc. since 1995. From 1963 to October 24, 2000, he was
                   President, Chief Executive Officer and a Director of Pioneer. From 1978 to
                   1980, he was Chairman of the Investment Company Institute ("ICI") and is
                   currently a member of the Board of Governors of the ICI. From 1983 to 1986,
                   Mr. Cogan was a Member of the Board of Governors of the National
                   Association of Securities Dealers, Inc. and its Legal Advisory Board from
                   1988 through 1994. From 1987 to 1994, he was Chairman of ICI Mutual
                   Insurance Company and currently is a Director. Mr. Cogan is Of Counsel at
                   Hale and Dorr LLP Boston, Massachusetts.

   The Board of Directors recommends a vote FOR the election of the above named nominee as Director of the Company.

Directors continuing in office until the annual general meeting in 2005.

John D. Curtin, Jr. JOHN D. CURTIN JR. has been a Director of Harbor Global since October
Age 68              2000. Mr. Curtin served as a director of Pioneer from February 2000 to
                    October 2000. From 1995 to 1998, Mr. Curtin was the Chairman, President
                    and Chief Executive Officer of Aearo Corporation, a provider of personal safety equipment. Prior to 1995, Mr. Curtin was the Executive Vice President
                    and Chief Financial Officer of Cabot Corporation, a global specialty chemicals and materials company. Mr. Curtin serves as a Director of Aearo
                    Corporation and Imperial Sugar Company, a refined sugar supplier.

W. Reid Sanders.... W. REID SANDERS has been a Director of Harbor Global since October
Age 52              2000. Mr. Sanders served as a director of Pioneer from February 2000 to
                    October 2000. Prior to retiring in 1999, Mr. Sanders was a Director and
                    Executive Vice President of Southeastern Asset Management, Inc., an
                    investment management firm that he co-founded in 1975. In addition, Mr.
                    Sanders serves as a Trustee of The Hugo Dixon Foundation and Rhodes
                    College, Trustee and member of the Executive Committee of the Dixon
                    Gallery and Gardens and Vice Chairman and member of the Board of Trustees of the Hutchinson School.

John H. Valentine JOHN H. VALENTINE has been a Director of Harbor Global since October
Age 77            2000. Mr. Valentine served as a director of Pioneer from 1985 to October
                  2000. Mr. Valentine is the Vice Chairman of the Board of Directors and
                  Treasurer of Boston Medical Center and serves as the Chairman of the Board of Directors of Cypress Hill Associates, an outpatient addiction treatment facility. He is also Director of Entrepreneurial Management at Boston
                  University Health Policy Institute. From 1980 to 1990, Mr. Valentine was a
                  consultant to T.A. Associates, a manager of venture capital. From 1972 to
                  1975, Mr. Valentine was a partner of Tucker Anthony & R.L. Day, a member of the New York Stock Exchange. Mr. Valentine also serves as a Director of
                  Visualization Technology, Inc., is a member of the Advisory Committees of the Hurricane Island Outward Bound School and the Thompson Island
                  Outward Bound Education Center and was a Trustee of both institutions.

                                PROPOSAL NO. 3

                   APPROVAL OF THE REMUNERATION OF DIRECTORS

   The Board of Directors has approved and proposes that the shareholders approve the following remuneration of Directors. As described in the Company's Information Statement mailed to shareholders in connection with the Spin-off, each Director shall receive $20,000 annually as compensation for serving on the Company's Board of Directors, whether before or after the Annual Meeting. This annual compensation assumes the Board of Directors will meet four times annually. If the Board of Directors meets fewer than or more than four times annually, each Director shall be paid $5,000 per meeting.

   The Board of Directors recommends a vote FOR Proposal No. 3 to approve the remuneration of Directors.

                     BOARD OF DIRECTORS AND ITS COMMITTEE

   During 2000, the Board of Directors of the Company held two regular meetings, and acted by unanimous written consent on ten occasions.

   The Board of Directors has designated one committee, the Audit Committee, consisting of Messrs. Curtin, Sanders and Valentine each of whom is independent under the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee was created in 2001, and thus did not meet during 2000. The Audit Committee is responsible for: (1) serving as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) reviewing and assessing audit efforts of the Company's independent auditor and any internal auditing initiatives; and (3) providing an avenue of open communication among the Company's independent auditor, financial and senior management, and the Board of Directors. The responsibilities and authority of the Audit Committee are described in detail in the Audit Committee Charter attached hereto as Appendix A, which has been adopted by the Board of Directors. The report of the Audit Committee in respect of fiscal year 2000 is included elsewhere in this proxy statement.

   The Company does not have a Compensation Committee or other Board committee performing similar functions. All decisions regarding compensation were made by the Company's Board of Directors.

                             DIRECTOR COMPENSATION

   Each of the Company's Directors is entitled to receive $20,000 annually as compensation for serving on the Company's Board of Directors. This annual compensation assumes the Board of Directors will meet four times annually. If the Board of Directors meets fewer than or more than four times annually, each Director shall be paid $5,000 per meeting. In addition, the Company's Directors are entitled to be reimbursed for out of pocket expenses incurred in connection with attendance at any meeting of the Board of Directors or any committee meeting of the Board of Directors. Each of the Company's Directors was paid $5,000 in director's fees in 2000.

   On November 2, 2000, the Company's Board of Directors approved the adoption of the Harbor Global Company Ltd. Non-employee Director Share Plan in accordance with the approval obtained from Pioneer, the Company's sole shareholder, on October 23, 2000. Pursuant to the plan, on each anniversary of October 24, 2000, each Director of the Company who is not an employee will be granted 1,500 Common Shares in consideration of each non-employee Director's future services as a Director. The plan became effective upon adoption by the Board and will terminate upon the earlier of (i) October 24, 2005, (ii) the grant of all of the Common Shares reserved for issuance under the plan or (iii) the termination of the plan by the Board in accordance with the terms of the plan. No grants were made under this plan during fiscal year 2000.

                   EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

   The following table sets forth information concerning the individuals who are executive officers of Harbor Global. Each individual has been elected to the office indicated and serves at the discretion of the Harbor Global Board of Directors.

Name                 Age                      Position
----                 ---                      --------
Stephen G. Kasnet... 55  President and Chief Executive Officer
Donald H. Hunter.... 44  Chief Operating Officer and Chief Financial Officer
Catherine V. Mannick 46  Senior Vice President and General Counsel

   STEPHEN G. KASNET has been the Company's President and Chief Executive Officer since June 2000 and has been President of PREA, L.L.C. since 1996. From 1998 to 2000, Mr. Kasnet was Executive Vice President of Pioneer and the President of Pioneer Global Investments, a division of Pioneer. From 1995 to 1998, Mr. Kasnet was a Vice President of Pioneer. Mr. Kasnet served as a Managing Director of First Winthrop Corporation and Winthrop Financial Associates. Mr. Kasnet serves as a Director of Forest-Starma, Tas-Yurjah Mining Company, Pioneer First Russia and Pioneer First Investment Fund. He is also President of Harbor Far East Exploration, L.L.C., Pioneer Forest, Inc., Pioglobal Omega, L.L.C., PIOGlobal Corporation and Pioneer First Russia, Inc. In addition, Mr. Kasnet serves as Chairman of the Board of Directors of Warren Bancorp and Warren Five Cents Savings Bank. Since June 2000, Mr. Kasnet served as President and Chief Executive Officer for Calypso Management LLC ("Calypso Management").

   DONALD H. HUNTER has been the Company's Chief Operating Officer and Chief Financial Officer since June 2000. From 1998 to 2000, Mr. Hunter was the Senior Vice President and Chief Operating Officer of Pioneer Global Investments, a division of Pioneer. From 1992 to 1998, Mr. Hunter was the Manager of International Finance at Pioneer. Prior to 1992, Mr. Hunter served in various high-profile finance roles at Pioneer and General Electric Company. Mr. Hunter serves as a Director of Forest-Starma and Pioneer First Investment Fund. He is Vice President and Treasurer of Harbor Far East Exploration, L.L.C., Pioneer Forest, Inc., Pioglobal Omega, L.L.C., PIOGlobal Corporation, Pioneer First Russia, Inc. and PREA L.L.C. Since June 2000, Mr. Hunter served as Chief Operating Officer, Chief Financial Officer and Treasurer for Calypso Management.

   CATHERINE V. MANNICK has been Senior Vice President and General Counsel of Harbor Global since July 2000. From 1996 to 2000, Ms. Mannick served as Assistant General Counsel of Pioneer, during which time she oversaw Pioneer's Russian legal matters. From 1998 to 2000 she was a Vice President of Pioneer. From 1991 to 1996, Ms. Mannick was Of Counsel at Hale and Dorr LLP in the firm's corporate department. Ms. Mannick is Secretary of Harbor Far East Exploration, L.L.C., Pioneer Forest, Inc., Pioglobal Omega, L.L.C., PIOGlobal Corporation and Pioneer First Russia, Inc. Ms. Mannick is currently Vice President and a member of the Board of Directors of the U.S.-Russia Chamber of Commerce of Boston. Since June 2000, Ms. Mannick has served as Secretary for Calypso Management and, since October 2000, she has served as Executive Vice President of Calypso Management.


          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table presents the number of Common Shares beneficially owned as of June 30, 2001, unless otherwise indicated, by:

  . each person or entity known by Harbor Global to own more than five percent of its issued and outstanding Common Shares;

  .  each director of Harbor Global;

  .  each of the executive officers of Harbor Global; and

  .  all directors and officers of Harbor Global as a group.

   Unless otherwise indicated, each person or entity has sole voting and investment power with respect to the shares listed opposite such person's or entity's name. Unless otherwise indicated, the percentages set forth below are based upon a total of 5,643,311 Common Shares outstanding as of June 30, 2001.

                                                                   Number of   Percent of
Outstanding Beneficial Owner                                        Shares       Shares
----------------------------                                       ---------   ----------
John F. Cogan, Jr.................................................  796,499(1)   14.11%
Pioneer Investment Management USA Inc.
60 State Street
Boston, MA 02109

S. Muoio & Co. LLC................................................  700,020(2)   12.40%
509 Madison Avenue, Suite 406
New York, NY 10022

Gabelli Funds, LLC................................................  571,570(3)   10.13%
One Corporate Center
Rye, NY 10580

Perry Corp........................................................  763,820(4)   13.54%
599 Lexington Ave.
New York, NY 10022

Tudor Propietary Trading L.L.C....................................  318,040(5)    5.64%
1275 King Street
Greenwich, CT 06831

John D. Curtin, Jr+...............................................   10,000          *

W. Reid Sanders+..................................................   30,000          *

John H. Valentine+................................................   10,600          *

Stephen G. Kasnet+................................................   33,353          *

Donald H. Hunter+.................................................    1,051          *

Catherine V. Mannick+.............................................      377          *

All directors and officers of Harbor Global as a group (6 persons)   85,381       1.51%

--------
 * Denotes ownership of less than 1% of outstanding Common Shares.

 +Denotesa director or executive officer of Harbor Global.

(1)Consists of 697,631 Common Shares with respect to which Mr. Cogan exercises sole voting and investment power and 98,868 Common Shares with respect to which Mr. Cogan exercises shared voting and investment power. This information is based solely on information provided by John F. Cogan, Jr. in Amendment No. 1 to Schedule 13D, dated December 8, 2000 and filed with the Securities and Exchange Commission on December 8, 2000.

(2)Consists of 396,280 Common Shares over which S. Muoio & Co. LLC exercises shared voting authority and shared investment power and 303,740 Common Shares over which S. Muoio & Co. LLC exercises sole voting authority and sole investment power. The foregoing is based solely on information provided by the shareholder in Schedule 13G/A, dated April 19, 2001, and filed with the Securities and Exchange Commission on April 23, 2001 as well as Form 4, dated May 10, 2001, and filed with the Securities and Exchange Commission on May 10, 2001.

(3)Consists of Common Shares held by a variety of investment advisory and investment company clients, over which shares GAMCO Investors, Inc., Gabelli Funds, LLC, Gabelli Asset Management, Inc. or one of their affiliates exercises sole voting authority and sole investment power. This information is based solely on information provided by Gabelli Funds, LLC in Schedule 13D, dated November 3, 2000, and filed with the Securities and Exchange Commission on November 3, 2000.

(4)Consists of Common Shares over which Perry Corp. exercises sole voting authority and sole investment power. The foregoing is based solely on information provided by the shareholder in Amendment No. 1 to Schedule 13G/A, dated February 14, 2001, and filed with the Securities and Exchange Commission on February 14, 2001.

(5)Consists of Common Shares over which Tudor Proprietary Trading, L.L.C. exercises shared voting authority and shared investment power. The foregoing is based solely on information provided by the shareholder in Schedule 13G, dated February 2, 2001, and filed with the Securities and Exchange Commission on February 2, 2001.

                            EXECUTIVE COMPENSATION

   Although Mr. Kasnet, Mr. Hunter and Ms. Mannick are executive officers of Harbor Global, Harbor Global does not directly pay compensation to these individuals. Instead, the administration and liquidation agreement between Harbor Global and Calypso Management provides that Harbor Global will pay the operating expenses of Calypso Management, including the compensation of Mr. Kasnet, Mr. Hunter and Ms. Mannick.

   The following table sets forth information regarding compensation earned by the Chief Executive Officer and other executive officers of the Company during fiscal year 2000. The information set forth below includes compensation earned by the listed individuals as employees of Pioneer from January 1, 2000 through October 24, 2000 and as employees of Calypso Management from October 25, 2000 through December 31, 2000.

                                                 Annual               Long Term
                                            Compensation (1)       Compensation (4)
-                                        ---------------------- ----------------------
                                                                Restricted Securities   All Other
                                         Fiscal Salary   Bonus    Stock    Underlying  Compensation
Name and Principal Position               Year  ($) (2) ($) (3) Awards ($) Options (#)   ($) (5)
---------------------------              ------ ------- ------- ---------- ----------- ------------
Stephen G. Kasnet.......................  2000  308,589 495,000   61,861       --        245,301
President, Chief Executive Officer
Donald H. Hunter........................  2000  233,027 375,000   37,291       --        744,100
Chief Operating Officer, Chief Financial
  Officer
Catherine V. Mannick....................  2000  170,585  30,000   10,102       --        225,343
Senior Vice President, General Counsel

--------
(1)Excludes cash payments of $205,000, $716,651 and $205,923 to Mr. Kasnet, Mr. Hunter and Ms. Mannick, respectively, paid by Pioneer pursuant to agreements entered into with Pioneer which provided for such payments upon the termination of Mr. Kasnet's, Mr. Hunter's and Ms. Mannick's employment with Pioneer.

(2)Includes $63,000, $48,527 and $32,885 paid to Mr. Kasnet, Mr. Hunter and Ms. Mannick, respectively, by Harbor Global through Calypso Management since October 24, 2000. Annualized 2000 base salaries paid by Harbor Global through Calypso Management were $325,000 for Mr. Kasnet, $250,000 for Mr. Hunter and $171,000 for Ms. Mannick.

(3)Includes $195,000, $175,000 and $30,000 paid to Mr. Kasnet, Mr. Hunter and Ms. Mannick, respectively, by Harbor Global through Calypso Management as amounts earned under a bonus plan for the Company's officers enabling Mr. Kasnet and Mr. Hunter to receive annual bonus payments up to 100% of their respective salaries and Ms. Mannick to receive annual bonus payments up to 50% of her salary based upon the achievement of performance goals that are established by the Harbor Global Board of Directors. The 2000 plan was reviewed and approved by the Board of Directors.

(4)All restricted stock awards represent shares of Pioneer common stock. Dollar values of 2000 restricted stock awards are based on the closing market price of Pioneer common stock on the date of grant. In connection with the merger of UniCredito Italiano, S.p.A. and Pioneer, all restricted stock granted by Pioneer became fully vested prior to the consummation of the merger, and on October 24, 2000, each issued and outstanding share of Pioneer common stock converted into the right to receive a cash payment of $43.50 per share, and each outstanding option converted into the right to receive a cash payment equal to the excess of $43.50 over the per share exercise price of such option.

(5)Includes cash payments of $205,000, $716,651 and $205,923 to Mr. Kasnet, Mr. Hunter and Ms. Mannick, respectively, paid by Pioneer pursuant to agreements entered into with Pioneer which provided for such payments upon the termination of employment with Pioneer. Includes contributions made by Pioneer under its 401(k) and qualified benefit plans for the benefit of Mr. Kasnet, Mr. Hunter, and Ms. Mannick in the amounts of $15,126, $9,948 and $11,199, respectively, and contributions made by Calypso Management under its 401(k) plan since October 24, 2000 for the benefit of Mr. Kasnet and Mr. Hunter in the amounts of

   $2,500 and $1,925, respectively. Includes $17,308, $15,576, and $8,221 of vacation pay paid to Mr. Kasnet, Mr. Hunter and Ms. Mannick, respectively, upon termination of their employment with Pioneer. Includes $5,367 paid to Mr. Kasnet for life insurance coverage.

   During fiscal year 2000, Mr. Kasnet exercised options to purchase 142,500 shares of Pioneer common stock for an aggregate realized value of $6,228,832.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and shareholders who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 (and amendments thereto) furnished to the Company during or in respect of the fiscal year ended December 31, 2000, the Company is not aware of any director, executive officer or beneficial owner of more than 10% of the outstanding Common Shares who or which has not timely filed reports required by Section 16(a) of the Exchange Act in respect of fiscal year 2000.

                            AUDIT COMMITTEE REPORT

   The Audit Committee of the Harbor Global Company Ltd. Board of Directors (the "Committee") is composed of three non-employee directors and operates under a written charter adopted by the Board of Directors, which is attached hereto as Appendix A. The members of the Audit Committee are John D. Curtin Jr. (Chairman), John H. Valentine and W. Reid Sanders.

   The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding financial matters. The Committee's primary duties and responsibilities are to:

  . serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;

  . review and assess audit efforts of the Company's independent auditor and any internal auditing initiatives; and

  . provide an avenue of open communication among the Company's independent auditor, financial and senior management, and Board of Directors.

   In this context, the Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2000 with the Company's management. The Committee has discussed with Deloitte & Touche LLP, the Company's independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

   Deloitte & Touche LLP has provided to the Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee has discussed the independence of Deloitte and Touche LLP with that firm.

   Based upon Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.
                                          John D. Curtin Jr. (Chair)
                                          John H. Valentine
                                          W. Reid Sanders

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   On August 7, 2000, Harbor Global entered into an administration and liquidation agreement with Calypso Management pursuant to which Calypso Management will manage the liquidation of Harbor Global and operate Harbor Global's assets pending their liquidation. Calypso Management is owned and operated by Mr. Kasnet and Mr. Hunter. Mr. Kasnet is the President and Chief Executive Officer and Mr. Hunter is the Chief Operating Officer, Chief Financial Officer and Treasurer of Calypso Management. Calypso Management performs its services pursuant to operating plans and budgets approved by the Harbor Global Board of Directors in accordance with the administration and liquidation agreement. In addition, key employees of Calypso Management perform their services as officers of Harbor Global under the supervision of the Harbor Global Board of Directors.

   The administration and liquidation agreement provides that Harbor Global pays the operating expenses of Calypso Management incurred in connection with the provision of services to Harbor Global. These operating expenses include annual salaries for Mr. Kasnet and Mr. Hunter of $325,000 and $250,000, respectively, plus annual bonuses of up to 100% of such base salary, depending upon the achievement of performance goals established by the Harbor Global Board of Directors. The operating expenses include the annual salaries of Ms. Mannick and other employees of Calypso Management. Calypso Management provides the services of Mr. Kasnet, Mr. Hunter and Ms. Mannick and other employees to act as officers and employees of Harbor Global. The provision of services to Harbor Global by Calypso Management, Mr. Kasnet and Mr. Hunter will be exclusive, and Calypso Management, Mr. Kasnet and Mr. Hunter do not render services to other persons or entities without the prior written consent of the Harbor Global Board of Directors.

   As compensation for its provision of services to Harbor Global, Calypso Management will receive a portion of the net proceeds distributed from the liquidation of Harbor Global's assets, generally according to the following schedule:

  . with respect to the first $36 million in net proceeds available for distribution, Calypso Management shall receive a payment equal to 10% of such net proceeds;

  . with respect to the next $72 million in net proceeds available for distribution, Calypso Management shall receive a payment equal to 7.5% of such net proceeds; and

  . with respect to any additional net proceeds, Calypso Management shall receive a payment equal to 10% of such net proceeds.

   Net proceeds do not include any unexpended portion of the $19.1 million contributed by Pioneer to Harbor Global. However, pursuant to Amendment 2 dated as of February 1, 2001 to the administration and liquidation agreement, if Harbor Global enters into a transaction in which it is released or otherwise relieved of its indirect obligation to fulfill its existing capital commitment of approximately $5.4 million to the Pioneer Polish Real Estate Fund, the amount that otherwise would have been expended by Harbor Global to satisfy such capital commitment shall be included in the calculation of net proceeds. In addition, the proceeds received by Pioneer Goldfields II in connection with the sale of its Ghanaian gold mine to Ashanti Goldfields Teberebie Limited ("Ashanti") are not subject to the preceding schedule. Instead, Calypso Management will receive only 5% of the Ashanti proceeds that are distributed, if any. Any portion of the net proceeds from the liquidation of Harbor Global assets prior to the second anniversary of distribution date to which Calypso Management is entitled will be aggregated and paid to Calypso Management on the second anniversary of the distribution date.

   On August 1, 2001, the Board of Directors allocated approximately $14.5 million to be distributed to shareholders and paid to Calypso pursuant to the administration and liquidation agreement. Pursuant to the administration and liquidation agreement, Calypso will be paid 10% of the distributed amount with the balance to be distributed by a dividend of approximately $2.31 per share, payable on November 15, 2001 to shareholders of record on October 24, 2001.

   The administration and liquidation agreement has a term ending upon the liquidation of Harbor Global, but may be terminated by either Calypso Management or Harbor Global upon 120 days prior written notice to the other following the second anniversary of the distribution date. If Harbor Global elects to terminate the agreement in accordance withthe preceding sentence, Mr. Kasnet may commit, in a manner reasonably satisfactory to the Harbor Global Board of Directors, to continue his employment with Harbor Global pursuant to the administration and liquidation agreement and with Calypso Management pursuant to his employment agreement (which is described below) for an additional minimum period of one year, or a longer period as determined by Mr. Kasnet and the Harbor Global Board of Directors. In addition, Harbor Global may terminate the agreement in the event of:

  . Mr. Kasnet's death or disability or other termination of his employment with Calypso Management;

  . an uncured failure by Calypso Management to follow a reasonable direction of the Harbor Global Board of Directors;

  . a material breach by Mr. Kasnet of his employment agreement with Calypso Management; or

  . an act by Calypso Management in connection with its services to Harbor Global constituting bad faith, fraud or willful misconduct.

   Calypso Management is not entitled to the payments described above following a termination of the agreement. However, in the event of Mr. Kasnet's death or disability prior to the second anniversary of the distribution date, Calypso Management will remain entitled to receive its deferred allocation of any net proceeds distributed prior to such event. As part of the administration and liquidation agreement, Calypso Management has agreed to customary confidentiality and non-competition covenants with respect to Harbor Global.

   In addition, under the administration and liquidation agreement Harbor Global is obligated to pay a $1.8 million signing and retention bonus to Mr. Kasnet following the second anniversary of the distribution date if Mr. Kasnet has not:

  . voluntarily terminated his employment with either Harbor Global or Calypso Management;

  . committed an act, in connection with the performance of his services with Calypso Management or Harbor Global constituting bad faith, fraud or willful misconduct;

  . willfully failed to carry out a vote of Harbor Global's Board of Directors which results in material economic harm to Harbor Global; or

  .  become disabled.

   Calypso Management provides Mr. Kasnet with life insurance in the amount of $1.8 million from the distribution date through the second anniversary of the distribution date, and Harbor Global reimburses Calypso Management for the cost of this insurance.

   Harbor Global has deposited $1.8 million in an escrow account. Mr. Kasnet's $1.8 million signing and retention bonus is held in the escrow account and is payable to Mr. Kasnet in accordance with the escrow agreement as described above.

   Mr. Kasnet and Mr. Hunter each entered into employment agreements with Calypso Management as of August 8, 2000. The employment agreements provide for salaries and bonuses as described above in connection with the administration and liquidation agreement. Mr. Kasnet's employment agreement has a term ending upon the liquidation of Harbor Global, but may be terminated by Mr. Kasnet upon 120 days prior written notice to Calypso Management and Harbor Global following the second anniversary of the distribution date. The employment agreement provides that Mr. Kasnet will be entitled to receive 50% of the amounts paid by Harbor Global to Calypso Management from the liquidation of Harbor Global's assets. If Mr. Kasnet is paid the $1.8 million signing and retention bonus as described above, his allocation percentage will be reduced to 33 1/3% of amounts paid by Harbor Global to Calypso Management with respect to distributions of more than $36 million in the aggregate and less than $108 million in the aggregate. Calypso Management, at the direction of the Harbor Global Board of Directors, may terminate Mr. Kasnet in the event he:

  . materially breaches the employment agreement or the administration and liquidation agreement;

  .  is convicted of a felony;

  . fails to follow a reasonable direction of the Harbor Global Board of Directors; or

  .  becomes disabled.

   Mr. Hunter's employment agreement provides that Mr. Hunter's employment with Calypso Management is at will, subject to termination by either Calypso Management or Mr. Hunter upon 60 days prior written notice. If Calypso Management terminates Mr. Hunter other than for cause prior to the second anniversary of the distribution date, Calypso Management is obligated to pay Mr. Hunter $300,000. The employment agreement also provides that Mr. Hunter is entitled to receive 30% of the amounts paid by Harbor Global to Calypso Management from the liquidation of Harbor Global's assets. If Mr. Hunter remains employed by Calypso Management on the second anniversary of the distribution date, Calypso Management is obligated to pay Mr. Hunter a retention payment of $300,000, which amount will be reduced dollar for dollar by any deferred amounts payable to him on that date from the liquidation of Harbor Global's assets.

   Mr. Cogan is Chairman of the Board and a Director of Pioneer Investment Management USA Inc., formerly known as Pioneer. Under the terms of the distribution agreement executed in connection with the Spin-off, Harbor Global has agreed that, promptly after the fifth anniversary of the closing of the May 2000 sale of the Teberebie Gold Mine by Pioneer's wholly owned subsidiary, Pioneer Goldfields II Limited, to Ashanti, Harbor Global will pay Pioneer the lesser of $5 million or the actual proceeds received by Pioneer Goldfields II from Ashanti under the purchase agreement less any indemnification claims paid under the purchase agreement. Mr. Cogan is also Of Counsel to Hale and Dorr LLP. Harbor Global obtains and pays for legal services from Hale and Dorr LLP.

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

   The following graph compares on a cumulative basis the percentage change in the total shareholder return on (i) the Common Shares, (ii) the NASDAQ Composite Index and (iii) the Wilshire Micro Cap Index.

   The Company does not believe it can reasonably identify a peer group to which the total shareholder return on its Common Shares can be compared because of the unique nature of its business. The Company is a limited duration company seeking to liquidate its assets in a timely fashion on economically advantageous terms prior to October 24, 2005, the fifth anniversary of the Spin-off. Therefore, in the following graph, the Company has compared the total shareholder return on its Common Shares to the total shareholder return on the Wilshire Microcap Index, an index consisting of issuers with market capitalizations similar to that of Harbor Global.

   The graph assumes the investment of $100 in our Common Shares and in each index on August 28, 2000, the effective date of the Company's Registration Statement on Form 10 filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the reinvestment of dividends. The stock price performance on the following graph is not necessarily indicative of future performance.

   Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended that might incorporate this document or future filings with the Securities and Exchange Commission, in whole or in part, the Shareholder Return Performance Presentation shall not be deemed to be incorporated by reference into any such filing.

                                    [CHART]
                           Harbor Global Company Ltd.
Line Graph

                                Nasdaq             Wilshire
                Harbor        Composite            Micro Cap
                Global          Index                Index
Aug. 28, 2000    100              100                 100
Dec. 31, 2000    125               59                  81

                                PROPOSAL NO. 4

                      APPOINTMENT OF INDEPENDENT AUDITOR

   The Audit Committee recommended that the Board of Directors recommend, and the Board of Directors has recommended, Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent auditor for fiscal year 2001. The Board of Directors recommends that the shareholders appoint Deloitte & Touche as the Company's independent auditor for fiscal year 2001 at the Annual Meeting. If the shareholders do not appoint Deloitte & Touche as the Company's independent auditor for fiscal year 2001, Deloitte & Touche as independent auditor in office shall continue in office until a successor is appointed. In addition, the Board of Directors recommends that the shareholders delegate to the Audit Committee the authority to fix the auditors' fee for the current year. Deloitte & Touche has audited the Company's consolidated financial statements since the Company's inception in 2000. It is anticipated that one or more representatives of Deloitte & Touche will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to answer appropriate questions from shareholders who are present.

Audit Fees

   Audit fees billed or expected to be billed to the Company by Deloitte & Touche for the audit of the Company's financial statements for the fiscal year ended December 31, 2000 and for reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-Q for such fiscal year totaled approximately $357,500.

Financial Information Systems Design and Implementation Fees

   There were no services provided by Deloitte & Touche to the Company for the design and implementation of financial information systems during the last fiscal year.

All Other Fees

   There were no additional fees billed by Deloitte & Touche to the Company for non-audit services.

   The Board of Directors recommends a vote FOR Proposal No. 4 to appoint Deloitte & Touche as the Company's independent auditor and to delegate to our Audit Committee the authority to fix the independent auditor's fee for fiscal year 2001.

                                 OTHER MATTERS

   The Board of Directors knows of no other items of business to be brought before the Annual Meeting other than as set forth above. If any other items of business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxies in accordance with their best judgment with regard to any such items. Discretionary authority for them to do so is contained in the enclosed proxy card.

                             SHAREHOLDER PROPOSALS

   Under the rules and regulations of the Securities and Exchange Commission, shareholder proposals intended to be presented in the Company's proxy statement and form of proxy for the 2002 annual general meeting of shareholders, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), must be received at the principal executive offices of the Company no later than May 20, 2002 in order to be considered for inclusion in the Company's proxy statement for that meeting.

   In accordance with our Bye-Laws, proposals of shareholders intended for presentation at the 2002 annual general meeting of shareholders (but not intended to be included in our proxy statement for that meeting) may be made only by a shareholder of record who has given notice of the proposal to the Secretary of the Company at its principal executive offices no earlier than July 21, 2002 and no later than August 20, 2002. The notice must contain certain information as specified in our Bye-Laws. Any such proposal received after August 20, 2002 will not be considered "timely" under the federal proxy rules for purposes of determining whether the Company may use discretionary authority to vote on such proposal.

                          ANNUAL REPORT AND FORM 10-K

   The Company distributed, to all of its shareholders of record as of March 31, 2001, a copy of its Annual Report to Shareholders for the fiscal year ended December 31, 2000. The Annual Report to Shareholders contains a copy of the Company's Annual Report on Form 10-K (excluding exhibits) for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission, which includes the Company's audited consolidated financial statements for the fiscal year ended December 31, 2000.

   A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission is available without charge upon written request by any shareholder to Harbor Global, One Faneuil Hall Marketplace, Boston, MA 02109, Attention: Catherine V. Mannick.

                                                                      Appendix A

                          HARBOR GLOBAL COMPANY LTD.

                               -----------------

           CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
              (adopted by the Board of Directors on May 23, 2001)

I. PURPOSE AND GENERAL RESPONSIBILITIES

   The primary function of the Audit Committee is to allow the Board of Directors to fulfill its oversight responsibilities for financial matters. It performs this function by:

  . serving as an independent and objective party to monitor Harbor Global's financial reporting process and internal control system;

  . reviewing and assessing audit efforts of Harbor Global independent auditors and any internal auditing initiatives; and

  . providing an avenue of open communication among Harbor Global's independent auditors, financial and senior management, and Board of Directors.

   While the Audit Committee has the responsibilities set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Harbor Global financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                  COMPOSITION

   The Audit Committee shall have a Chairman appointed by the Board of Directors and be comprised of three independent directors. No member of the Audit Committee shall have a relationship to Harbor Global that may interfere with the exercise of his independent judgment. All members of the Audit Committee shall be financially literate as determined by the Board in its business judgment consistent with financial literacy guidelines adopted by the Board. At least one member of the Audit Committee must have accounting or related financial management expertise as determined by the Board in its business judgement. The initial Committee members will serve until the Company's annual general meeting immediately following October 24, 2005. Thereafter, the Audit Committee members will be elected for a term expiring at the Company's third annual general meeting following such election.

                            MEETINGS AND ATTENDANCE

   The Audit Committee shall meet at least two times a year or more frequently if circumstances dictate. Formal Audit Committee meetings will occur in November to discuss, inter alia, the audit scope and planned procedures for the annual audit and February for, inter alia, a review of the results of the annual audit. At these meetings, the Audit Committee shall meet separately with the independent auditor in executive session. Prior to release of the Company's SEC Form 10Q during the first three quarters of the year, the Audit Committee shall receive the 10Q and the independent auditor will discuss with the Audit Committee their observations regarding the quarterly results including the use of estimates by management. The Chair of the Audit Committee may represent the entire Committee for purposes of this review.

   At each meeting of the Audit Committee, the following individuals, or their designated representative, shall be present: the Chief Financial Officer; Controller of Calypso Management LLC; General Counsel; and the engagement partner for the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other experts, advisors or professionals to render advice to the Audit Committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to attend a meeting of the Audit Committee or meet with any members of the Audit Committee.

                          RESPONSIBILITIES AND DUTIES

Audit Committee Charter

   The Audit Committee and the Board shall review this charter at least annually for adequacy and adopt any necessary changes. Should necessary charter changes come to the Audit Committee's attention prior to its scheduled annual review, such changes may be adopted prior to the annual review.

Independent Auditor

   It is understood that the independent auditor is ultimately accountable to the Audit Committee and the Board. In that regard, the Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditor. Factors considered in discharging this responsibility include the auditor's independence, effectiveness, and fees.

   At least annually, the Audit Committee shall review a formal written statement from the independent auditor delineating all relationships between the independent auditor and Harbor Global and discuss with the independent auditor all significant relationships the independent auditor has with Harbor Global to determine its independence and objectivity. Any necessary action resulting from that review shall be recommended by the Audit Committee.

   The Audit Committee views updates on emerging accounting and auditing issues as critical to its function. In this regard, the independent auditor and management shall provide updates on emerging accounting and auditing issues, as well as an assessment of their potential impact on Harbor Global, on a timely basis throughout the year.

Internal Controls

   Periodically, the Audit Committee shall review with the independent auditor and management personnel the adequacy and effectiveness of Harbor Global's accounting and financial controls (including a review of any reports or communications required by or referred to in Statement of Auditing Standards No. 61), and elicit any recommendations for improvement of existing controls or the addition of new or more detailed controls.

Financial Reporting Process

  Annual Process

   In the First Quarter of each year, the Audit Committee shall review with the independent auditor and management Harbor Global's annual audited financial statements and related financial disclosures. As a result of that review, the Board will determine whether the audited financials and related disclosures should be included in Harbor Global's Annual Report on Form 10-K and the Annual Report to Shareholders. In connection with that review:

  . the independent auditor shall report on its completion of the annual audit, any significant issues arising and the form of the auditor's report on the financial statements;

  . the independent auditor shall express its judgement regarding the quality and appropriateness of Harbor Global's selection and application of accounting principles as they apply to its financial reporting;

  . the Audit Committee shall consider any significant changes to Harbor Global's accounting practices as suggested by the independent auditor or management;

  . the Audit Committee shall review separately with management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information; and

  . the Audit Committee shall review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as previously approved by the Audit Committee, have been implemented.

   The Audit Committee shall review with management and its independent auditors the overall audit plan and scope of planned services for the annual audit. Throughout the year, management and the independent auditor shall describe material changes to the audit plan (in terms of scope and procedures to be used) and the progress of those plans to date.

  Quarterly Process

   Prior to each Form 10-Q filing by Harbor Global, the Audit Committee shall receive the 10Q and discuss with the independent auditors any significant issues arising in the auditor's review of the quarterly financial statements in accordance with SAS 71 and related disclosures. The Chair of the Audit Committee may represent the entire Committee for purposes of this review.

Annual Audit Committee Report

   Prior to the filing of Harbor Global's annual Proxy Statement, the Audit Committee shall review and approve for inclusion in the Proxy Statement a "Report of the Audit Committee," containing information required under Securities & Exchange Commission rules (Item 306 or Regulation S-K of the Securities and Exchange Act of 1934).

Report of Significant Litigation and Regulatory Matters

   At least once a year, the General Counsel shall discuss with the Audit Committee any significant litigation or regulatory matters outstanding involving Harbor Global. If significant litigation or regulatory matters arise during the year outside of a regularly scheduled report, those matters shall be brought to the attention of the Audit Committee at its next regularly scheduled meeting.

Additional Areas of Review

   The Audit Committee may participate in other areas of review as designated by the Board, including but not limited to, the following:

   Transactions with Management--The Audit Committee shall review past or proposed transactions between Harbor Global, members of management, directors and associates of directors.

   Information Technology--Annually, the Audit Committee shall receive reports on the adequacy of Harbor Global's computerized information system controls and related security.

   Income Tax Matters--Annually, the Audit Committee shall receive a report from the Chief Financial Officer and Harbor Global's independent tax advisor regarding certain income tax matters.

   Derivative Securities--the Audit Committee shall receive a report, if applicable, from the Chief Financial Officer on Harbor Global's use of derivative securities prior to entering into any material derivative transactions.

   Foreign Corrupt Practices--The Audit Committee shall receive periodic reports regarding Harbor Global's compliance with the provisions of the Foreign Corrupt Practices Act as well as the adequacy of Harbor Global's internal controls to assure continued compliance with the Act.

   Cash Management Procedures--Prior to Audit Committee meetings in November and February, the Audit Committee will receive a report from the Assistant Treasurer of Calypso Management outlining cash management procedures and compliance with the investment policy approved by the Board of Directors.

                                 [COMPANY LOGO]
Number of units
ID number
Name 1
Name 2
Name 3
Address
City, State, Zip

                                      PROXY

--------------------------------------------------------------------------------
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

IF YOU SIGN, DATE AND MAIL YOUR PROXY WITHOUT INDICATING HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE "FOR" THE MATTERS STATED. IF YOU FAIL TO RETURN YOUR PROXY, YOUR PROXY WILL NOT BE COUNTED. EACH SHAREHOLDER IS URGED TO SUBMIT A SIGNED AND DATED PROXY

--------------------------------------------------------------------------------

The undersigned hereby appoints Stephen G. Kasnet and Donald H. Hunter, and each of them, as proxies, with full power of substitution in each, to vote all shares of common shares of Harbor Global Company Ltd. (the "Company") which the undersigned is entitled to vote, at the Annual General Meeting of Shareholders (the "Annual Meeting") of the Company to he held on Friday, October 19, 2001, at 10:00 a.m., Bermuda time, at Conyers, Dill & Pearman, Richmond House - Conference Suites - 2nd floor, 12 Par-la-Ville Road, Hamilton HM 08, Bermuda, and any adjournment thereof, on all matters set forth in the Notice of Annual General Meeting and Proxy Statement, dated September 17, 2001, a copy of which has been received by the undersigned as follows:

--------------------------------------------------------------------------------
                                    IMPORTANT

Please mark this proxy, date it, sign it exactly as your name(s) appear(s) and return it in the enclosed postage paid envelope. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

1.   To set the size of the Board of Directors at four.
     [ ]  FOR        [ ]  AGAINST         [ ]  ABSTAIN

2. Provided the shareholders vote to set the size of the Board of Directors at four, to elect one (1) Director for a four-year term expiring at the 2005 annual general meeting or until his successor has been duly elected and qualified.
     Nominee: John F. Cogan, Jr.
     [ ]  FOR        [ ]  WITHHELD

3.   To approve the remuneration of Directors.
     [ ]  FOR        [ ]  AGAINST         [ ]  ABSTAIN

4. To appoint Deloitte & Touche LLP as independent auditor for the Company and to delegate the authority to fix the independent auditor's fee for the fiscal year ending December 31, 2001 to the Audit Committee.
     [ ]  FOR        [ ]  AGAINST         [ ]  ABSTAIN

5.   Other Matters:

     To grant to the appointed proxies the authority to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournments thereof and matters incident to the conduct of the Annual Meeting or any adjournment(s) thereof, including to vote for any substitute nominee as the Board of Directors may designate if the nominee is unable to serve or will not serve as a Director.
     [ ]  FOR        [ ]  AGAINST         [ ]  ABSTAIN

Dated:                        , 2001
      ------------------------                 ---------------------------------

                                               ---------------------------------
                                               Signature(s)